Exhibit 21  Subsidiaries of the Company

Genesis Health Ventures, Inc.:


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                                                                                       State of
       Entity Name                                       Entity Type                 Organization
------------------------------------------------------------------------------------------------------------
1804 Green Street Associates                          General Partnership            Pennsylvania
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Accumed, Inc.                                         Corporation                    New Hampshire
------------------------------------------------------------------------------------------------------------
ASCO Healthcare of New England, Inc.                  Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
ASCO Healthcare of New England, Limited
Partnership                                           Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
ASCO Healthcare, Inc.                                 Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Atrium Village Development, LLC                       Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Automated HomeCare Systems, LLC                       Limited Liability Company      Maryland
------------------------------------------------------------------------------------------------------------
Brevard Meridian Limited Partnership                  Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Brinton Manor, Inc.                                   Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Burlington Woods Convalescent Center, Inc.            Corporation                    New Jersey
------------------------------------------------------------------------------------------------------------
Capital Region /Genesis ElderCare L. L. C.            Limited Liability Company      New Hampshire
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Care4, Limited Partnership                            Limited Partnership            Delaware
------------------------------------------------------------------------------------------------------------
CareCard, Inc.                                        Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Carefleet, Inc.                                       Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Caton Manor Meridian Limited Partnership              Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Catonsville Meridian Limited Partnership              Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Cheltenham LTC Management, Inc.                       Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Compass Health Services, Inc.                         Corporation                    West Virginia
------------------------------------------------------------------------------------------------------------
Concord Healthcare Corporation                        Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Concord Pharmacy Services, Inc.                       Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Crestview Convalescent Home, Inc.                     Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Crestview North, Inc.                                 Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Crozer-Genesis ElderCare Limited Partners             Limited Partnership            Pennsylvania
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Crozer-Genesis ElderCare, Inc.                        Corporation                    Pennsylvania
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Crystal City Nursing Center, Inc.                     Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Delco Apothecary, Inc.                                Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Derby Nursing Center Corporation                      Corporation                    Connecticut
------------------------------------------------------------------------------------------------------------
Diane Morgan & Associates, Inc.                       Corporation                    Pennsylvania
d/b/a DM & A Rehab
------------------------------------------------------------------------------------------------------------
Dover ALF LLC                                         Limited Liability Company      Delaware
f/k/a Capitol SNF, L. L. C.                           Joint Venture
------------------------------------------------------------------------------------------------------------
Dover Healthcare Associates, Inc.                     Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Eastern Medical Supplies, Inc.                        Corporation                    Maryland
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                    State of
       Entity Name                                    Entity Type                 Organization
------------------------------------------------------------------------------------------------------------
Eastern Rehab Services, Inc.                          Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Easton Meridian Limited Partnership                   Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Edella Street Associates                              Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
EIDOS, Inc.                                           Corporation                    Florida
------------------------------------------------------------------------------------------------------------
Encare of Massachusetts, Inc.                         Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Franklin Health Care Associates                       Partnership                    New Hampshire
------------------------------------------------------------------------------------------------------------
Franklin Square/Meridian Healthcare Nursing Home      Limited Partnership            Maryland
Limited Partnership                                   Joint Venture
------------------------------------------------------------------------------------------------------------
Frederick Meridian Limited Partnership                Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Genesis Atrium LLC                                    Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Adult Day Health                    Corporation                    Pennsylvania
Services, Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers I, Inc.                     Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers I, L. P.                    Limited Partnership            Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers II, Inc.                    Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers II, L. P.                   Limited Partnership            Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers III, Inc.                   Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers III, L. P.                  Limited Partnership            Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Diagnostic Services, Inc.           Corporation                    Pennsylvania
f/k/a Diversified Diagnostics, Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Employment Services, LLC            Limited Liability Company      Delaware
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Home Care Services, Inc.            Corporation                    Pennsylvania
f/k/a Healthcare Services Network, Inc.
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Home Health Services -              Corporation                    Pennsylvania
Southern Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Hospitality Services, Inc.          Corporation                    Pennsylvania
f/k/a HCHS, Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Living Facilities, Inc.             Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Management Services, Inc.           Corporation                    Delaware
f/k/a Bluefield Manor, Inc.
------------------------------------------------------------------------------------------------------------
Genesis Eldercare National Centers, Inc.              Corporation                    Florida
f/k/a National Health Care Affiliates, Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Network Services of                 Corporation                    Pennsylvania
Massachusetts, Inc.
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Network Services, Inc.              Corporation                    Pennsylvania
f/k/a Genesis Management Resources, Inc.
f/k/a Total Care Systems, Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Partnership Centers, Inc.           Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Partnership of New England,         Limited Partnership            Massachusetts
Limited Partnership                                   Joint Venture
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Physician Services, Inc.            Corporation                    Pennsylvania
f/k/a Genesis Physician Services, Inc.
f/k/a Genesis Health Ventures Linen
Services, Inc.
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                      State of
       Entity Name                                    Entity Type                   Organization
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Properties, Inc.                    Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Rehabilitation Management           Corporation                    Pennsylvania
Services, Inc.
f/k/a Robindale Medical Services, Inc.
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Rehabilitation Services, Inc.       Corporation                    Pennsylvania
f/k/a Team Rehabilitation, Inc.
------------------------------------------------------------------------------------------------------------
Genesis Eldercare Staffing Services, Inc.             Corporation                    Pennsylvania
f/k/a Staff Replacement Services, Inc.
------------------------------------------------------------------------------------------------------------
Genesis ElderCare Transportation Services, Inc.       Corporation                    Pennsylvania
f/k/a HSS-PARA Transit, Inc.
------------------------------------------------------------------------------------------------------------
Genesis-Georgetown SNF/JV, L. L. C.                   Limited Liability Company      Delaware
------------------------------------------------------------------------------------------------------------
Genesis Health Services Corporation                   Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Arlington, Inc.            Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Barre, Inc.                Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Bloomfield, Inc.           Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Clarks Summit, Inc.        Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Indiana, Inc.              Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Lanham, Inc.               Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Massachusetts, Inc.        Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Naugatuck, Inc.            Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of New Garden, Inc.           Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Point Pleasant, Inc.       Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Salisbury, Inc.            Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Wayne, Inc.                Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of West Virginia, Inc.        Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of West Virginia,             Limited Partnership            Pennsylvania
Limited Partnership
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Windsor, Inc.              Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Health Ventures, Inc.                         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Healthcare Centers Holdings, Inc.             Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis Holdings, Inc.                                Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis Immediate Med Center, Inc.                    Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Properties Limited Partnership                Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
Genesis Properties of Delaware Corporation            Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Genesis Properties of Delaware Ltd.                   Limited Partnership            Delaware
Partnership, L. P.
------------------------------------------------------------------------------------------------------------
Genesis SelectCare Corp.                              Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                      State of
       Entity Name                                    Entity Type                   Organization
------------------------------------------------------------------------------------------------------------
Genesis/Harbor LLC                                    Limited Liability Company      Delaware
f/k/a Harbor/Genesis J. V., L. L. C.                  Joint Venture
------------------------------------------------------------------------------------------------------------
Genesis/VNA Partnership Holding Company, Inc.         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Geriatric & Medical Companies, Inc.                   Corporation                    Delaware
f/k/a Geriatric & Medical Centers, Inc.
------------------------------------------------------------------------------------------------------------
Geriatric & Medical Services, Inc.                    Corporation                    New Jersey
------------------------------------------------------------------------------------------------------------
Geriatric and Medical Investments Corp.               Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
GeriMed Corp.                                         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
GHV at Salisbury Center, Inc.                         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
GMC Financial Services, Inc.                          Corporation
------------------------------------------------------------------------------------------------------------
GMC Leasing Corporation                               Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
GMC Medical Consulting Services, Inc.                 Corporation                    Pennsylvania
d/b/a Rehab Technologies Corp.
------------------------------------------------------------------------------------------------------------
GMC-LTC Management, Inc.                              Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
GMS Insurance Services, Inc.                          Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
GMS Management - Tucker, Inc.                         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
GMS Management, Inc.                                  Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Governor's House Nursing Home, Inc.                   Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Greenspring Meridian Limited Partnership              Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
H.O. Subsidiary, Inc.                                 Limited Liability Company      Maryland
f/k/a HealthObjects, Inc.
------------------------------------------------------------------------------------------------------------
Hallmark Healthcare Limited Partnership               Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Hamilton Meridian Limited Partnership                 Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Hammonds Lane Meridian Limited Partnership            Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Health Concepts and Services, Inc.                    Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Healthcare Resources Corp.                            Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
HealthObjects Corporation                             Corporation                    Maryland
f/k/a Neighborware Health Systems, Inc.
------------------------------------------------------------------------------------------------------------
Hilltop Health Care Center, Inc.                      Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Horizon Medical Equipment and Supply, Inc.            Corporation                    West Virginia
------------------------------------------------------------------------------------------------------------
Innovative Health Care Marketing, Inc.                Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Innovative Pharmacy Services, Inc.                    Corporation                    New Jersey
------------------------------------------------------------------------------------------------------------
Institutional Health Care Services, Inc.              Corporation                    New Jersey
------------------------------------------------------------------------------------------------------------
Keystone Nursing Home, Inc.                           Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Knollwood Manor, Inc.                                 Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Knollwood Nursing Home, Inc.                          Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
L. I. H. Chestnut Associates, L. P.                   Corporation                    Pennsylvania
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Lake Manor, Inc.                                      Corporation                    Pennsylvania
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Lake Washington, Ltd.                                 Limited Partnership            Florida
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------


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                                                                                      State of
       Entity Name                                    Entity Type                   Organization
------------------------------------------------------------------------------------------------------------
Liberty Health Corp. Ltd.                             Corporation                    Bermuda
------------------------------------------------------------------------------------------------------------
Life Support Medical Equipment, Inc.                  Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Life Support Medical, Inc.                            Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Lincoln Nursing Home, Inc.                            Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Magnolia Gardens L. L. C.                             Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Main Street Pharmacy, L. L. C.                        Limited Liability Company      Maryland
------------------------------------------------------------------------------------------------------------
Manor Management Corporation of                       Corporation                    Pennsylvania
Georgian Manor, Inc.
------------------------------------------------------------------------------------------------------------
McKerley Health Care Center - Concord                 Limited Partnership            New Hampshire
Limited Partnership
------------------------------------------------------------------------------------------------------------
McKerley Health Care Center - Concord, Inc.           Corporation                    New Hampshire
------------------------------------------------------------------------------------------------------------
McKerley Health Care Centers, Inc.                    Corporation                    New Hampshire
------------------------------------------------------------------------------------------------------------
McKerley Health Facilities                            General Partnership            New Hampshire
------------------------------------------------------------------------------------------------------------
Medical Services Group, Inc.                          Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Meridian Edgewood Limited Partnership                 Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Meridian Health, Inc.                                 Corporation                    Pennsylvania
f/k/a MI Acquisition Corp.
------------------------------------------------------------------------------------------------------------
Meridian Healthcare Growth & Income Fund              Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Meridian Healthcare Investments, Inc.                 Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
Meridian Healthcare, Inc.                             Corporation                    Pennsylvania
f/k/a MHC Acquisition Corp.
------------------------------------------------------------------------------------------------------------
Meridian Perring Limited Partnership                  Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Meridian Valley Limited Partnership                   Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Meridian Valley View Limited Partnership              Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Meridian/Constellation Limited Partnership            Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Metro Pharmaceuticals, Inc.                           Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Milford ALF L. L. C.                                  Limited Liability Company      Delaware
f/k/a Milford/Dover ALF, L. L. C.                     Joint Venture
------------------------------------------------------------------------------------------------------------
Millville Meridian Limited Partnership                Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Mooresville Meridian Limited Partnership              Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
National Pharmacy Services, Inc.                      Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Neighborcare Home Medical Equipment of                Limited Liability Company      Maryland
Maryland, L. L. C.                                    Joint Venture
------------------------------------------------------------------------------------------------------------
NeighborCare Infusion Services, Inc.                  Corporation                    Delaware
f/k/a Vitalink Infusion Services, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare Medisco, Inc.                            Corporation                    California
f/k/a Medisco Pharmacies, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare of Indiana, Inc.                         Corporation                    Indiana
f/k/a TeamCare of Indiana, Inc.
------------------------------------------------------------------------------------------------------------


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                                                                                      State of
       Entity Name                                    Entity Type                   Organization
------------------------------------------------------------------------------------------------------------
NeighborCare of New Hampshire L. L. C.                Limited Liability Company      New Hampshire
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
NeighborCare of Northern California, Inc.             Corporation                    California
f/k/a CompuPharm of Northern California, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare of Oklahoma, Inc.                        Corporation                    Oklahoma
f/k/a Vitalink Subsidiary, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare of Virginia, Inc.                        Corporation                    Virginia
f/k/a TeamCare of Virginia, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare of Wisconsin, Inc.                       Corporation                    Wisconsin
f/k/a GCI Innovative Pharmacy, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare Pharmacies, Inc.                         Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
NeighborCare Pharmacy of Oklahoma LLC                 Limited Liability Company      Oklahoma
------------------------------------------------------------------------------------------------------------
NeighborCare Pharmacy Services, Inc.                  Corporation                    Delaware
f/k/a Vitalink Pharmacy Services, Inc.
------------------------------------------------------------------------------------------------------------
NeighborCare-ORCA, Inc.                               Corporation                    Oregon
f/k/a White, Mack & Wart, Inc.
d/b/a Propac Pharmacy
------------------------------------------------------------------------------------------------------------
NeighborCare-TCI, Inc.                                Corporation                    Delaware
f/k/a TeamCare, Inc.
------------------------------------------------------------------------------------------------------------
Network Ambulance Services, Inc.                      Corporation                    Pennsylvania
f/k/a Life Support Ambulance, Inc.
------------------------------------------------------------------------------------------------------------
Norristown Nursing & Rehabilitation Center            Limited Partnership            Pennsylvania
Associates, L. P.
------------------------------------------------------------------------------------------------------------
North Cape Convalescent Center Associates, L. P.      Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
Northwest Total Care Centers Associates, L. P.        Limited Partnership            New Jersey
------------------------------------------------------------------------------------------------------------
Oak Hill Health Care Center, Inc.                     Corporation                    Virginia
------------------------------------------------------------------------------------------------------------
Peninsula Regional/Genesis ElderCare, LLC             Limited Liability Company      Maryland
f/k/a Wicomico/Genesis ElderCare, LLC                 Joint Venture
------------------------------------------------------------------------------------------------------------
Pharmacy Equities, Inc.                               Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Pharmacy Services of Indiana, L. L. C.                Limited Liability Company      Indiana
------------------------------------------------------------------------------------------------------------
Philadelphia Avenue Associates                        Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
Philadelphia Avenue Corporation                       Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Plainfield Meridian Limited Partnership               Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
PPS-GBMC Joint Venture, LLC                           Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
PRMC/GEC at Salisbury Center, LLC                     Limited Liability Company      Maryland
f/k/a GE at Salisbury, LLC                            Joint Venture
------------------------------------------------------------------------------------------------------------
Professional Pharmacy Services, Inc.                  Corporation                    Maryland
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                      State of
       Entity Name                                    Entity Type                   Organization
------------------------------------------------------------------------------------------------------------
Prospect Park LTC Management, Inc.                    Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Quakertown Manor Convalescent and                     Corporation                    Delaware
Rehabilitation, Inc.
------------------------------------------------------------------------------------------------------------
Randallstown Meridian Limited Partnership             Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Respiratory Health Services, L. L. C.                 Limited Liability Company      Maryland
------------------------------------------------------------------------------------------------------------
River Street Associates                               Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
Seminole Meridian Limited Partnership                 Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Spencer Meridian Limited Partnership                  Limited Partnership            Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
State Street Associates Limited Partnership           Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
State Street Associates, Inc.                         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Suburban Medical Services, Inc.                       Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Therapy Care Systems, L. P.                           Limited Partnership            Pennsylvania
------------------------------------------------------------------------------------------------------------
Therapy Care, Inc.                                    Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Tidewater Healthcare Shared Services                  Corporation                    Pennsylvania
Group, Inc. (The)                                     Joint Venture
f/k/a TW Acquisition Corp.
------------------------------------------------------------------------------------------------------------
Transport Services, Inc.                              Corporation                    Maryland
------------------------------------------------------------------------------------------------------------
United Health Care Services, Inc.                     Corporation                    Pennsylvania
a/k/a NeighborCare-United Health Care
------------------------------------------------------------------------------------------------------------
Valley Medical Services, Inc.                         Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Valley Transport Ambulance Service, Inc.              Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Versalink, Inc.                                       Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Villas Realty & Investments, Inc.                     Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Visiting Nurse Associates of Maryland, L. L .C.       Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
VNA Home Care of Maryland, L. L C.                    Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
VNA Hospice of Maryland, L. L. C.                     Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
VNA Management Services, L. L. C.                     Limited Liability Company      Maryland
                                                      Joint Venture
------------------------------------------------------------------------------------------------------------
Volusia Meridian Limited Partnership                  Limited Partnership            Maryland
------------------------------------------------------------------------------------------------------------
Walnut LTC Management, Inc.                           Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Wayside Nursing Home, Inc.                            Corporation                    Delaware
------------------------------------------------------------------------------------------------------------
Weisenfluh Ambulance Service, Inc.                    Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
West Phila. LTC Management, Inc.                      Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
Wyncote Healthcare Corp.                              Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------
York LTC Management, Inc.                             Corporation                    Pennsylvania
------------------------------------------------------------------------------------------------------------

The Multicare Companies, Inc.:

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                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
Academy Nursing Home, Inc.                        Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Apple Valley Limited Partnership              Limited Partnership                 Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Apple Valley, Inc.                            Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Consulting, Inc.                              Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Danvers ALF, Inc.                             Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
ADS Dartmouth ALF, Inc.                           Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
ADS Dartmouth General Partnership                 General Partnership                 Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Group, Inc. (The)                             Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Hingham ALF, Inc.                             Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
ADS Hingham Limited Partnership                   Limited Partnership                 Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Hingham Nursing Facility, Inc.                Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Home Health, Inc.                             Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
ADS Management, Inc.                              Corporation                         Massachusetts
a/k/a ADS/TMCI Management, Inc.
-----------------------------------------------------------------------------------------------------------
ADS Multicare, Inc.                               Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
ADS Palm Chelmsford, Inc.                         Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Recuperative Center Limited                   Limited Partnership                 Massachusetts
Partnership                                       Joint Venture
-----------------------------------------------------------------------------------------------------------
ADS Recuperative Center, Inc.                     Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Reservoir Waltham, Inc.                       Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Senior Housing, Inc.                          Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS Village Manor, Inc.                           Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
ADS-NDNE Danvers, L. L. C.                        Limited Liability Company           Massachusetts
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
ADS-NDNE Dartmouth, L. L. C.                      Limited Liability Company           Massachusetts
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
ANR, Inc.                                         Corporation                         Delaware
f/k/a Adacom Network Routers, Inc.
-----------------------------------------------------------------------------------------------------------
Apple Valley Limited Partnership (The)            Limited Partnership                 Massachusetts
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
Apple Valley Partnership Holding                  Corporation                         Pennsylvania
Company, Inc. (The)
-----------------------------------------------------------------------------------------------------------
Applewood  Health Resources, Inc.                 Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Arcadia Associates                                General Partnership                 Massachusetts
-----------------------------------------------------------------------------------------------------------
ASL, Inc.                                         Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
Assisted Living Associates of Berkshire,          Corporation                         Pennsylvania
Inc. (The)
-----------------------------------------------------------------------------------------------------------
Assisted Living Associates of Lehigh,             Corporation                         Pennsylvania
Inc. (The)
-----------------------------------------------------------------------------------------------------------
Assisted Living Associates of Sanatoga,           Corporation                         Pennsylvania
Inc. (The)
-----------------------------------------------------------------------------------------------------------
Assisted Living Associates of Wall, Inc.          Corporation                         New Jersey
(The)
-----------------------------------------------------------------------------------------------------------
Automated Professional Accounts, Inc.             Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
Berkeley Haven Limited Partnership                Limited Partnership                 West Virginia
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
Berks Nursing Homes, Inc.                         Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Bethel Health Resources, Inc.                     Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Breyut Convalescent Center, Inc.                  Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Breyut Convalescent Center, L. L. C.              Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Brightwood Property, Inc.                         Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Canterbury of Shepherdstown Limited               Limited Partnership                 West Virginia
Partnership                                       Joint Venture
-----------------------------------------------------------------------------------------------------------
Care Haven Associated Limited                     Limited Partnership                 West Virginia
Partnership                                       Joint Venture
-----------------------------------------------------------------------------------------------------------
Century Care Construction, Inc.                   Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Century Care Management, Inc.                     Corporation                         Delaware
f/k/a Century Management, Inc.
-----------------------------------------------------------------------------------------------------------
Charlton Nursing Care Center                      General Partnership                 Massachusetts
Partnership                                       Joint Venture
-----------------------------------------------------------------------------------------------------------
Chateau Village Health Resources, Inc.            Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
CHG Investment Corporation, Inc.                  Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
CHNR-I, Inc.                                      Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Colonial Hall Health Resources, Inc.              Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Colonial House Health Resources, Inc.             Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Concord Companion Care, Inc.                      Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Concord Health Group, Inc.                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Concord Healthcare Services, Inc.                 Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Concord Home Health, Inc.                         Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Concord Rehab, Inc. d/b/a American Therapy        Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Concord Service Corporation                       Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Courtyard Nursing Care Center Partnership         General Partnership                 Massachusetts
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
Cumberland Associated of Rhode Island, L. P.      Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
CVNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Dartmouth Assisted Living L. L. C.                Limited Liability Company           Delaware
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
Dawn View Manor, Inc.                             Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Delm Nursing, Inc.                                Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
ElderCare Resources Corp.                         Corporation                         Delaware
f/k/a Health Resources of Tazewell, Inc.
-----------------------------------------------------------------------------------------------------------
Elmwood Health Resources, Inc.                    Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Encare of  Mendham, L. L. C.                      Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Encare of Mendham, Inc.                           Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Encare of Pennypack, Inc.                         Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Encare of Quakertown, Inc.                        Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Encare of Wyncote, Inc.                           Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
ENR, Inc.                                         Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Genesis ElderCare Corp.                           Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
Glenmark Associates - Dawn View Manor, Inc.       Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Glenmark Associates, Inc.                         Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Glenmark Limited Liability Company I              Limited Liability Company           West Virginia
-----------------------------------------------------------------------------------------------------------
Glenmark Properties I, Limited                    Limited Partnership                 West Virginia
Partnership                                       Joint Venture
-----------------------------------------------------------------------------------------------------------
Glenmark Properties, Inc.                         Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
GMA Construction, Inc.                            Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
GMA Partnership Holding Company, Inc.             Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
GMA-Brightwood, Inc.                              Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
GMA-Madison, Inc.                                 Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
GMA-Uniontown, Inc.                               Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Groton Associates of Connecticut L. P.            Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Academy Manor, Inc.           Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Arcadia, Inc.                 Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Boardman, Inc.                Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Bridgeton, Inc.               Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Bridgeton, L. L. C.           Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Brooklyn, Inc.                Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Cedar Grove, Inc.             Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Cinnaminson, Inc.             Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Cinnaminson, L. L. C.         Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Colchester, Inc.              Corporation                         Connecticut
-----------------------------------------------------------------------------------------------------------
Health Resources of Columbus, Inc.                Corporation                         Delaware
f/k/a MRD Realty, Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Cranbury, L. L. C.            Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Cumberland, Inc.              Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Eatontown, Inc.               Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Eatontown, L. L. C.           Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Emery, L. L. C.               Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Englewood, Inc.               Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Englewood, L. L. C.           Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Ewing, Inc.                   Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Ewing, L L. C.                Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Fair Lawn, L. L. C.           Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Farmington, Inc.              Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Gardner, Inc.                 Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Glastonbury, Inc.             Corporation                         Connecticut
-----------------------------------------------------------------------------------------------------------
Health Resources of Groton, Inc.                  Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Jackson, Inc.                 Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Jackson, L. L. C.             Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Karmenta & Madison, Inc.      Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Lakeview, Inc.                Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
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                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
Health Resources of Lakeview, L. L. C.            Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Lemont, Inc.                  Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Lynn, Inc.                    Corporation                         New Jersey
f/k/a Marcella Home Health, Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Marcella, Inc.                Corporation                         Delaware
f/k/a CHNR-II, Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Middletown (R. I.),           Corporation                         Delaware
Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Montclair, Inc.               Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Morristown, Inc.              Corporation                         New Jersey
f/k/a P.W.O.N. Associates, Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Norfolk, Inc.                 Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of North Andover, Inc.           Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Norwalk, Inc.                 Corporation                         Connecticut
-----------------------------------------------------------------------------------------------------------
Health Resources of Pennington, Inc.              Corporation                         New Jersey
f/k/a Emery Manor Health, Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Ridgewood, Inc.               Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Ridgewood, L. L. C.           Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Rockville, Inc.               Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Solomont/Brookline,           Corporation                         Delaware
Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of South Brunswick               Limited Liability Company           New Jersey
L. L. C.
-----------------------------------------------------------------------------------------------------------
Health Resources of South Brunswick, Inc.         Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Troy Hills, Inc.              Corporation                         New Jersey
f/k/a F.L. Associates, Inc.
-----------------------------------------------------------------------------------------------------------
Health Resources of Voorhees, Inc.                Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Wallingford, Inc.             Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Health Resources of Warwick, Inc.                 Corporation                         Delaware
f/k/a GANCI Acquisition Corp. f/k/a RAC
Acquisition Corp.
-----------------------------------------------------------------------------------------------------------
Health Resources of West Orange, L. L. C.         Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Health Resources of Westwood, Inc.                Corporation                         Delaware
f/k/a Health Resources of Rhode Island,
Inc.
-----------------------------------------------------------------------------------------------------------
Healthcare Rehab Systems, Inc.                    Corporation                         Pennsylvania
f/k/a Encare of Pennsylvania, Inc.
-----------------------------------------------------------------------------------------------------------
Helstat, Inc.                                     Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Heritage at Danvers, L. L. C.                     Limited Liability Company
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
HMNH Realty, Inc.                                 Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
HNCA, Inc.                                        Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Holly Manor Associates of New Jersey, L. P.       Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
Horizon Associates, Inc.                          Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Horizon Mobile, Inc.                              Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
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                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
Horizon Rehabilitation, Inc.                      Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
House of Campbell, Inc. (The)                     Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
HR of Charleston, Inc.                            Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
HRWV Huntington, Inc.                             Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Lakewood Health Resources, Inc.                   Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Laurel Health Resources, Inc.                     Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Lehigh Nursing Homes, Inc.                        Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
LRC Holding Company                               Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
LWNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Mabri Convalescent Center, Inc.                   Corporation                         Connecticut
-----------------------------------------------------------------------------------------------------------
Madison Avenue Assisted Living, Inc.              Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Markglen, Inc.                                    Corporation                         West Virginia
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
Marlinton Associates Limited Partnership          Limited Partnership                 West Virginia
                                                  Joint Venture
-----------------------------------------------------------------------------------------------------------
Marlinton Associates, Inc.                        Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Marlinton Partnership Holding Company, Inc.       Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Marshfield Health Resources, Inc.                 Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Mercerville Associates of New Jersey, L. P.       Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
MHNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Middletown (RI) Associates of RI, L. P.           Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
MNR, Inc.                                         Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Montgomery Nursing Homes, Inc.                    Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Multicare AMC, Inc.                               Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Multicare Companies, Inc. (The)                   Corporation                         Delaware
a/k/a Century Care Corporation
-----------------------------------------------------------------------------------------------------------
Multicare Home Health of Illinois, Inc.           Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
North Madison, Inc.                               Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Northwestern Management Services, Inc.            Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Nursing & Retirement Center of the Andovers,      Corporation                         Massachusetts
Inc.
-----------------------------------------------------------------------------------------------------------
PHC Operating Corp.                               Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Pocahontas Continuous Care Center, Inc.           Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Point Pleasant Haven Limited Partnership          Limited Partnership                 West Virginia
-----------------------------------------------------------------------------------------------------------
Pompton Associates, L. P.                         Limited Partnership                 New Jersey
-----------------------------------------------------------------------------------------------------------
Pompton Care, Inc.                                Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Pompton Care, L. L. C.                            Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Prescott Nursing Home, Inc.                       Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
Progressive Rehabilitation Centers, Inc.          Corporation                         Delaware
f/k/a Health Resources of Lakewood, Inc.
-----------------------------------------------------------------------------------------------------------
Providence Funding Corporation                    Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Providence Health Care, Inc.                      Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Providence Medical, Inc.                          Corporation                         Ohio
-----------------------------------------------------------------------------------------------------------
Raleigh Manor Limited Partnership                 Limited Partnership                 West Virginia
-----------------------------------------------------------------------------------------------------------
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                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
Recuperative Center, Limited Partnership          Limited Partnership                 Massachusetts
(The)                                             Joint Venture
-----------------------------------------------------------------------------------------------------------
Rest Haven Nursing Home, Inc.                     Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Ridgeland Health Resources, Inc.                  Corporation                          Delaware
-----------------------------------------------------------------------------------------------------------
River Pines Health Resources, Inc.                Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Rivershores Health Resources, Inc.                Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
RLNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Roephel Convalescent Center, Inc.                 Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Roephel Convalescent Center, L. L. C.             Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Romney Health Care Center Ltd., Limited           Limited Partnership                 West Virginia
Partnership
-----------------------------------------------------------------------------------------------------------
Rose Healthcare, Inc.                             Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Rose View Manor, Inc.                             Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Roxborough Nursing Home, Inc.                     Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
RSNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
RVNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
S.T.B. Investors, LTD.                            Corporation                         New York
-----------------------------------------------------------------------------------------------------------
Schuylkill Nursing Homes, Inc.                    Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Schuylkill Partnership Acquisition                Corporation                         Pennsylvania
Corporation
-----------------------------------------------------------------------------------------------------------
Scotchwood Institutional Services, Inc.           Corporation                         New Jersey
-----------------------------------------------------------------------------------------------------------
Scotchwood Massachusetts Holding                  Corporation                         Delaware
Company, Inc.
-----------------------------------------------------------------------------------------------------------
Senior Living Ventures, Inc.                      Corporation                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
Senior Source, Inc. (merged with Senior           Corporation                         Massachusetts
Source Acquisition Corp.)
-----------------------------------------------------------------------------------------------------------
Sisterville Haven Limited Partnership             Limited Partnership                 West Virginia
-----------------------------------------------------------------------------------------------------------
Snow Valley Health Resources, Inc.                Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Solomont Family Fall River Venture, Inc.          Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
Solomont Family Medford Venture, Inc.             Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
Somerset Nursing and Rehabilitation               Limited Liability Company           Massachusetts
Center, L. P.                                     Joint Venture
-----------------------------------------------------------------------------------------------------------
Somerset Nursing and Rehabilitation               Limited Partnership                 Massachusetts
Center, L. P.                                     Joint Venture
-----------------------------------------------------------------------------------------------------------
Southcoast Nursing and Rehabilitation             General Partnership                 Massachusetts
Center Partnership                                Joint Venture
-----------------------------------------------------------------------------------------------------------
Stafford Convalescent Center, Inc.                Corporation                         Delaware
f/k/a MCV Realty, Inc.
-----------------------------------------------------------------------------------------------------------
Straus Group-Hopkins House Limited                Limited Partnership                 New Jersey
Partnership (The)
-----------------------------------------------------------------------------------------------------------
Straus Group-Old Bridge, L. P. (The)              Limited Partnership                 New Jersey
-----------------------------------------------------------------------------------------------------------
Straus Group-Quakertown Manor, L. P. (The)        Limited Partnership                 New Jersey
-----------------------------------------------------------------------------------------------------------
Straus Group-Ridgewood, L. P. (The)               Limited Partnership                 New Jersey
-----------------------------------------------------------------------------------------------------------
SVNR, Inc.                                        Corporation                         Delaware
-----------------------------------------------------------------------------------------------------------
Teays Valley Haven Limited Partnership            Limited Partnership                 West Virginia
-----------------------------------------------------------------------------------------------------------
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
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                                                                                        State of
       Entity Name                                Entity Type                        Organization
-----------------------------------------------------------------------------------------------------------
TMC Acquisition Corp.                             Corporation                         New Jersey
f/k/a Troy Hills Assisted Living, Inc.
-----------------------------------------------------------------------------------------------------------
Total Rehabilitation Center, L. L. C.             Limited Liability Company           New Jersey
-----------------------------------------------------------------------------------------------------------
Tri State Mobile Medical Services, Inc.           Corporation                         West Virginia
-----------------------------------------------------------------------------------------------------------
Wallingford Associates of CT, L. P.               Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
Warwick Associates of RI, L. P.                   Limited Partnership                 Delaware
-----------------------------------------------------------------------------------------------------------
Westford Nursing & Retirement Center, Inc.        Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------
Westford Nursing & Retirement Center,             Limited Partnership                 Massachusetts
Limited Partnership
-----------------------------------------------------------------------------------------------------------
Willow Manor Nursing Home, Inc.                   Corporation                         Massachusetts
-----------------------------------------------------------------------------------------------------------